Exhibit 10.2

WELL CARE HMO, INC.	Medical HMO Contract

d/b/a STAYWELL HEALTH PLAN OF FLORIDA

AHCA CONTRACT NO. FA522

AMENDMENT NO. 3

THIS CONTRACT, entered into between STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and WELL CARE HMO, INC., d/b/a STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the “Vendor”, is hereby amended as follows:

1.	Standard Contract, Section II.A, Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $645,837,658.00, (an increase of $10,985,313.00), subject to the availability of funds.

2.	Attachment I, section 90.0, Payment and Authorized Enrollment Levels, is hereby amended to now read:

Table 1	Projected Enrollment

County	Maximum Enrollment Level
BREVARD	14,000
BROWARD	25,000
HERNANDO	15,000
HILLSBOROUGH	28,000
LEE	15,000
MANATEE	12,000
MIAMI-DADE	25,000
ORANGE	38,000
OSCEOLA	12,000
PALM BEACH	15,000
PASCO	7,000
PINELLAS	15,000
POLK	25,000
SARASOTA	6,000
SEMINOLE	6,000

3.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 3, second paragraph is hereby amended to now read:

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $645,837,658.00, (an increase of $10,985,313.00) expressed on page seven of this contract.

AHCA Contract No. FA522, Amendment No. 3, Page 1 of 2

WELL CARE HMO, INC.	Medicaid HMO Contract

d/b/a STAYWELL HEALTH PLAN OF FLORIDA

4.	This amendment shall begin on December 27, 2004, or the date on which the amendment has been signed by both parties, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to confirm with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELL CARE HMO, INC.,		STATE OF FLORIDA, AGENCY FOR
d/b/a STAYWELL HEALTH		HEALTH CARE ADMINISTRATION
PLAN OF FLORIDA

SIGNED		SIGNED
BY:	/s/ TODD S. FARHA	BY:	/s/ ALAN LEVINE
NAME:	Todd S. Farha	NAME:	Alan Levine

TITLE:	Chief Executive Officer	TITLE:	Secretary

DATE:	1/4/05	DATE:	1/21/05

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

AHCA Contract No. FA522, Amendment No. 3, Page 2 of 2